Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of RiverSource Life Insurance Company (the “Company”) for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John R. Woerner, President of the Company, and Brian J. McGrane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and    results of operations of the Company.

/s/ John R. Woerner
Name:	John R. Woerner
Title:	President
(Principal Executive Officer)
Date:	February 23, 2011

/s/ Brian J. McGrane
Name:	Brian J. McGrane
Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	February 23, 2011